UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

REPUBLIC BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.          REGULATION FD DISCLOSURE.

Republic Bancorp, Inc. will make a presentation at its Annual Meeting of Shareholders on Thursday April 23, 2015, at 9:00 AM. (Eastern Standard Time). A copy of the presentation materials are set forth in Exhibit 99.1 hereto.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.

99.1 Presentation materials for Annual Meeting of Shareholders presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: April 23, 2015	By:	/s/ Kevin Sipes
Kevin Sipes
Executive Vice President, Chief Financial
Officer & Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Presentation materials for Annual Meeting of Shareholders presentation.

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